UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

DEEP ISOLATION NUCLEAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56406	87-4225965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Addison Street, Suite 300 Berkeley, CA	94704
(Address of Principal Executive Offices)	(Zip Code)

(509)-943-5222

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Compensation

As previously reported in the proxy statement on Schedule 14A filed by Deep Isolation Nuclear, Inc., a Delaware corporation (the “Company”) on April 29, 2026, effective as of February 1, 2026 the annual base salary of Rodney Baltzer, President and Chief Executive Officer of the Company, was $425,000 and his target bonus was 75% of his annual base salary, which was approved by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company on February 23, 2026. At that time, the Committee approved and, upon recommendation of the Committee, on February 24, 2026, the Board approved an increase in the annual base salary of Mr. Baltzer from $340,000 to $425,000 and his target bonus from 35% to 75% of his annual base salary.

Officers’ Compensation Changes

On August 25, 2026, the Committee and, upon its recommendation, the Board approved changes to the compensation of certain of the Company’s officers, effective as of July 1, 2026. Under the approved changes, the annual base salaries of Chris Parker, Chief Commercial Officer, and Jesse Sloane, Executive Vice President, Engineering, were increased from £180,500, and $259,500 to £215,000 $315,000, respectively. In addition, the target bonus for each of Mr. Parker and Mr. Sloane was increased from 20% to 35% of their respective annual base salaries.

Because the compensation changes for Mr. Parker and Mr. Sloane were approved by the Board on August 25, 2026 with a retroactive effective date of July 1, 2026, the Board also approved one-time bonus payments to such officers to account for the difference in compensation for the July and August pay periods, as follows: Mr. Parker received a one-time payment of £69,000; and Mr. Sloane received a one-time payment of $48,462.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP ISOLATION NUCLEAR, INC.

Date: August 31, 2026	By:	/s/ Rodney Baltzer
Rodney Baltzer President and Chief Executive Officer

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